GUIDESTONE FUNDS

Supplement dated February 26, 2016

to

Prospectus dated May 1, 2015, as amended June 1, 2015

This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

Money Market Fund

The Board of Trustees of GuideStone Funds (the “Board”), on behalf of the Money Market Fund (the “Fund”), has approved an investment policy in order for the Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the Investment Company Act of 1940, as amended. Under amended Rule 2a-7, a government money market fund is a money market fund that invests at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash. These changes will become effective on or about May 1, 2016 (the “Conversion Date”).

The Fund’s operation as a government money market fund will result in shareholders having continued access to a money market fund which seeks to maintain a stable net asset value of $1.00 per share. As a government money market fund, the Fund may allow retail and institutional investors in the Fund. The Board has chosen not to subject the Fund to discretionary or default liquidity fees or temporary suspensions of redemptions (“redemption gates”) due to declines in the Fund’s weekly liquid assets. However, the Board reserves the right to impose liquidity fees or redemption gates in the future.

Effective on the Conversion Date, the following information will supplement and supersede any contrary information contained in the Fund’s Principal Investment Strategies:

The Fund is a government money market fund. The Fund invests 99.5% or more of its total assets in:

•	debt securities issued or guaranteed as to principal or interest by the U.S. government, or by U.S. government agencies or instrumentalities;

•	repurchase agreements that are collateralized fully by cash items or U.S. Treasury and U.S. government securities; and

•	cash.

* * *

In connection with the conversion of the Fund to a government money market fund, it is anticipated that the Fund will transition its portfolio to securities that are eligible investments for a government money market fund prior to the Conversion Date.

Shareholders should retain this Supplement for future reference.

i